                           NOTE MODIFICATION AGREEMENT
                           ---------------------------


         This NOTE MODIFICATION AGREEMENT (this "Agreement") made as of this 19th day of December, 2003 between WASHINGTON MUTUAL BANK, FA ("Payee"), and RD ELMWOOD ASSOCIATES, L.P. ("Maker").

                                    Recitals

         WHEREAS, Payee is the lender under that certain Revolving Loan Agreement, dated as of November 22, 2002 (the "Loan Agreement") between Maker and Payee;

         WHEREAS, Payee is the holder of that certain Promissory Note dated as of November 22, 2002 (the "Note"); and

         WHEREAS, Maker is the obligor under the Note which, as of the date hereof, evidences an aggregate outstanding principal indebtedness of $0 (the "Indebtedness"), plus interest thereon; and

         WHEREAS, the Note is secured by, among other things, that certain Guaranty Agreement from Acadia Realty Limited Partnership to Payee dated as of November 22, 2002; and

         WHEREAS, Payee and Maker desire to change the "LIBOR Based Rate" (as defined in the Note) set forth in the Note as hereinafter provided.

         NOW, THEREFORE, in consideration of the mutual agreements herein expressed, the parties hereto agree as follows:

         1. Maker represents and warrants that the outstanding principal balance of the Note on the date hereof is $0.

         2. Maker hereby acknowledges that it is justly indebted to Payee under the Note, and has covenanted and promised to pay the Indebtedness, together with interest and other charges thereon, in accordance with the terms, covenants, conditions and provisions set forth in the Note, as modified hereby.

         3. The definition of "LIBOR Based Rate" is hereby amended in its entirety to read "which shall be the rate per annum (expressed as a percentage) determined by Payee to be equal to the sum of (i) the LIBOR Rate (as hereinafter defined), plus (ii) (a) with respect to amounts outstanding hereunder from time to time up to $15,800,000, one hundred fifty (150) basis points and (b) with respect to amounts outstanding hereunder from time to time in excess of $15,800,000, one hundred sixty-five (165) basis points";

         4. Maker represents and warrants that there exist no defenses, offsets or counterclaims with respect to its obligations under the Note, as modified hereby.


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         5. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

         6. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original. Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned parties as fully and completely as if all had signed but one instrument so that the liability of each of the undersigned hereunder shall be unaffected by the failure of any of the other parties to execute any or all of said counterparts. Furthermore, the signature page(s) of this Agreement may be signed by one or more of the signatories hereto and the foregoing fact shall not affect the effectiveness or validity of any signatures hereon and this Agreement shall be binding upon each of the parties as if all had signed the same signature page(s).


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                                       2

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each of the parties hereto as of the day and year first above written.

                                         WASHINGTON MUTUAL BANK, FA


                                         By
                                            -----------------------------------
                                            Name:  Carmela Paulich
                                            Title: Vice President


                                         RD ELMWOOD ASSOCIATES, L.P.,
                                         a Delaware limited partnership

                                         By: Acadia Property Holdings, LLC,
                                             its general partner

                                             By: Acadia Realty Limited
                                                 Partnership, its sole member

                                                 By: Acadia Realty Trust,
                                                     a Maryland real estate
                                                     investment trust, its
                                                     general partner


                                                     By
                                                        -----------------------
                                                        Name:
                                                        Title:

STATE OF NEW YORK   )
                    :    ss.:
COUNTY OF NASSAU    )


         On the _____ day of December in the year 2003, before me, the undersigned, a notary public in and for said state, personally appeared Carmela Paulich, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                  ______________________________________________
                                  Notary Public

My Commission Expires:


______________________

STATE OF _____________     )
                           )  ss.:
COUNTY OF ____________     )


         On the _____ day of December in the year 2003, before me, the undersigned, a notary public in and for said state, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.



                                  ______________________________________________
                                  Notary Public

My Commission Expires:


______________________